August 2, 2006 Florida East Coast Industries, Inc. Second Quarter 2006 Earnings Review August 3, 2006 Exhibit 99.1

Florida East Coast RAILWAY

FLAGLER DEVELOPMENT COMPANY

Florida East Coast INDUSTRIES

| 2
Florida East Coast Industries
A Florida Railroad and Real Estate Company
> Regional freight railroad that
operates 351 miles of main line
track with the most direct route
from Jacksonville to Miami and
provides intermodal drayage
services in the Southeast U.S.
> Real estate development company
that develops, constructs, owns,
manages, leases, acquires and
sells commercial and industrial
properties located in Florida,
primarily Jacksonville, Orlando,
Lakeland, Sunrise and Miami
Florida East Coast
Railway, L.L.C.
(“FECR”)
RAILROAD REAL ESTATE
Flagler
Development
Group
(“FLAGLER”)
Company Snapshot
• Listed on NYSE: FLA
• Market Capitalization $1.9B
(as of 6/30/06)
• Shares Outstanding: 35.6M
(as of 6/30/06)
• Annual Dividend: $0.28
Company Snapshot
DEVELOPMENT GROUP

| 3
Florida East Coast Industries, Inc.
Forward-Looking Statements
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company's present expectations or beliefs concerning future events. These statements may be identified by the use of words like "plan," "expect," "aim," "believe," "project," "anticipate," "intend," "estimate," "will," "should," "could," "may", and other expressions that indicate future events and trends. Such forward-looking statements may include, without limitation, statements concerning future capital needs and sources of such capital funding, statements concerning future intentions with respect to the payment of dividends, execution of a share repurchase program, and other potential capital distributions, ability to reinvest (tax deferred) sales proceeds into qualifying
§1031
properties, future growth potential of the
Company’s
lines of
business, performance of the
Company’s
product offerings, issuance of contingent consideration, timing and other similar expressions concerning matters that are not historical facts, and projections relating to the
Company’s
financial results. The
Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements.
Important factors that could cause such differences include, but are not limited to, the changing general economic conditions
(particularly in the state of Florida, the southeast US and the Caribbean) as they relate to economically sensitive products in freight service and building rental activities; ability to manage through economic recessions or downturns in customers’
business cycles; ability to pass through fuel surcharges to customers; ability to add capacity to support increase in volume or maintain fluidity to railway; changes in the ability of the Company to complete its financing plans, changes in interest rates, the settlement of future contractual obligations as estimated in time and amount; changes in insurance markets including availability of windstorm coverage, increases in insurance premiums and deductibles; timing and amount of issuance of contingent consideration; natural events such as weather conditions, hurricanes, floods, earthquakes and forest fires;
discretionary government decisions affecting the use of land and delays resulting from weather conditions and other natural occurrences, like hurricanes, that may affect construction or cause damage to assets; the ability of buyers to terminate contracts to purchase real estate from the Company prior to the expiration of inspection periods; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of one or all parties to meet requirements, terms and conditions for closing; ability to complete transactions within a specified time frame; costs and availability of land and construction materials;
buyers’
inability or unwillingness to close transactions, particularly where buyers only forfeit deposits upon failure to close; the ability of the Company to close the Beacon Countyline C&D facility at the current estimated costs; the impact of interim or final orders related to mining activities in South Florida issued by courts or regulatory agencies including the United States District Court and the US Army Corps of Engineers on the
Company’s
rail volumes; and
other risks inherent in the real estate and other businesses of the Company. Further information on these and other risk factors is included in the Company's filings with the Securities and Exchange Commission, including the Company's most recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this news release, which speaks only as of its date.

| 4 Adolfo Henriques Chairman, President & CEO FLORIDA EAST COAST INDUSTRIES, INC.

| 5
Second Quarter Overview
•
Railway
•
Revenues increased 19% to $70 million
•
Operating profit increased 27% to $20.2 million
•
Operating ratio improved to 71.2%
•
Solid volume growth
•
Pricing environment remains strong

| 6
Second Quarter Overview
•
Real Estate
•
Completed Codina acquisition on April 27, 2006
•
$10.6 million of Codina Group realty services
revenues included in second quarter 2006 results
•
Realty rental revenues increased 10% to $23.1
million
•
Realty rental operating profit before depreciation &
amortization increased 5% to $14.3 million
•
Overall occupancy remained at 95%

1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06

Florida East Coast
INDUSTRIES

| 7
Railway – Increased Aggregate
Volumes and Revenues
•
Aggregate volume up 10% and
revenue up 18%
•
Shifting demand from
residential to infrastructure and
commercial sectors
•
Significant increases in State
funding for infrastructure
•
Florida produces 60% of its
annual aggregate needs
•
Recent ruling affecting rock
mining in South Florida could
impact aggregate business
Aggregate Revenues 2003-2006 (2nd Qtr)
$10,500
$13,000
$15,500
$18,000
$20,500
$23,000
Revenues

1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06

| 8
Railway – Continued Intermodal Growth
•
Intermodal volume up 9% and
revenue up 24%
•
Florida’s shape and growth
supports the value proposition
of rail transportation
• Rail provides a direct, more
cost-effective transportation
solution
•
Florida is an international hub
• Exclusive access to ports
provides clear competitive
advantage
Intermodal  Revenues 2003-2006(2nd Qtr)
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
$22,000
$24,000
$26,000
$28,000
$30,000
Revenues

| 9
Railway Accomplishments
John McPherson, FECR President & COO (center)
accepting Harriman Award from Joseph Boardman,
FRA Administrator (left) and Mark Rosenker, NTSB
Acting Chairman (right).
•
Received 2005 Gold
Harriman Award for
Outstanding Safety
•
Zero reportable injuries
in second quarter of
2006
•
Senior management
sponsorship of field
locations – “Adopt-A-
Shop” program

| 10 Florida East Coast Railway • Began installa- tion of 12 miles of double-track siding from Indian River City to Frontenac • State of Florida reimbursing 50% of project costs

FLAGLER
DEVELOPMENT COMPANY

Doral
8400
AVAYA

Florida East Coast
INDUSTRIES

| 11 Flagler Development Group Doral Concourse, Doral, FL

| 12 Flagler Development Pipeline • Overall Occupancy: 95% • 961,000 square feet in lease-up • 67% leased • 753,000 square feet under construction • 1,897,000 square feet in pre-development

| 13
Flagler Development Activity –
Central Florida
•
Starwood Vacation Ownership leased
remaining space in SouthPark 1200
•
Construction commenced on
SouthPark 700
•
83,000 square feet
•
34% pre-leased to University of
Phoenix
•
Construction commencing on
SouthPark 1400
•112,000 square feet

| 14 Flagler Development Activity – South Florida Future Site of Bldg. 7 Bldg. 6 Multi-Tenant Bldg. #10 Panalpina Bldg. #9 DHL Beacon Lakes

| 15
Flagler Development Activity –
South Florida
Boca 54
• 20% interest in joint
venture with a
subsidiary of TIAA-
CREF
• Future development
plans include 941,000
square feet of office
space
• Extends our presence
into Palm Beach
County

| 16 Daniel H. Popky Chief Financial Officer FLORIDA EAST COAST INDUSTRIES, INC.

| 17 FLORIDA EAST COAST RAILWAY

| 18 Railway Revenue Growth $58.9 $70.0 $4.7 $0.6 $5.8 Q2 2005 Carload Intermodal All Other Q2 2006 Second Quarter - in Millions +14.2% +23.5% +62.4% +18.9%

| 19 Railway Revenue Growth Detail $58.9 $70.0 $4.4 $3.0 $3.7 Q2 2005 Volume Rate & Mix Fuel Recovery Q2 2006 Second Quarter - in Millions +7.5% +5.1% +6.3% +18.9%

| 20
Commodity Revenue Growth
Q2 2006 vs Q2 2005 Variance
18.9%
9.0%
17.9%
-4.6%
20.6%
3.0%
9.2%
20.4%
Railway Segment Revenue Growth
Intermodal
Other Carload
Paper & Lumber
Chemicals & Distillants
Foodstuffs & Kindred
Vehicles
Construction Materials
Aggregate
23.5%

| 21
$15.9
$20.2
$21.3
$25.7
2005 2006 2005 2006
Railway Profit Growth
Operating
Profit
Operating Profit
before Depreciation*
*See page 36 for reconciliation of non-GAAP measures
26.5%
20.7%
Second Quarter – In Millions

| 22 Railway Operating Ratio Second Quarter 2003 2004 2005 2006 75.2% 74.7% 73.0% 71.2%

| 23
2005 2006
Railway 2006 Outlook
Revenues
Operating Profit
(1) Excludes insurance recoveries related to Hurricane Wilma
Full Year – In Millions
11-16%
16-21%
2005 2006
$237.9
$265-$275
$63.7
$74-$77 (1)

| 24
Railway Capital Expenditures
0
10
20
30
40
50
2002 2003 2004 2005 2006 Outlook*
$30
$27
$30
$39
(1)
$48-$53
Maintenance capital
Productivity & growth capital
*Before the purchase of any strategic land parcels to be used fo r industrial development
(1)Productivity and growth capital includes $5.1 of land purchas ed for future development
(in millions)

| 25 FLAGLER DEVELOPMENT GROUP Office Building 1100 At Flagler Station Miami, FL

| 26
Q2
2005
Operating
Properties
Q2
2006
Second Quarter - in Millions
Flagler Rental & Services
Revenue Growth
$34.3
+60.3%
$2.1
$21.4
Realty
Services (1)
$10.7
(1) Includes construction, brokerage, property management and development revenues from
Codina Group of $10.6 million.

| 27 Q2 2005 New in ‘05 Q2 2006 Second Quarter - in Millions Flagler Realty Rental Revenue Revenue Growth $23.1 +10% $1.9 $21.0 Same Store $0.2

| 28
Q2
2005
Same
Store
New in
‘05
Q2
2006
Second Quarter - in Millions
$14.3
+5.4%
$1.3
($0.5) (1)
$13.5
Flagler Realty Rental Operating Profit
Before Depreciation & Amortization* Growth
* See page 36 for reconciliation of non-GAAP measures.
(1) Includes $0.2 million of Hurricane Wilma related expense.

| 29
Realty Segment Operating Profit
$5.0 $3.0 Realty Operating Profit
(3.2) (5.4)
(2)
Land and Overhead
0.2 0.5 Other Realty Rental
1.5 0.5 Realty Sales
0.1 0.5 Realty Services
$6.4 $6.9
(1)
Realty Rental
Operating Profit:
2005 2006
Second Quarter
Second Quarter - in Millions
(1) Includes $0.5 million of Hurricane Wilma related expenses.
(2) Includes $1.0 million of restricted stock amortization and $0.3 million of intangibles amortization related to the Codina acquisition

Square Feet Leased (in thousands)
Overall Occupancy

| 30
Flagler Occupancy and
Leasing Activity
(1)  2003 and 2004 leasing activity represents quarterly averages.
295
178
385
145
371
261
226
544
92.5%
94.2%
95.0%
95.1%
95.2%
94.9%
94.7%
87.2%
0
100
200
300
400
500
600
2003(1) 2004(1) 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06
84.0%
86.0%
88.0%
90.0%
92.0%
94.0%
96.0%
Square Feet Leased Overall Occupancy

Square Feet (in thousands)
% of Total Portfolio

Florida East Coast
INDUSTRIES

| 31
Flagler Lease Expirations
614
940
976
2,756
414
1,832
8.2%
12.5%
24.3%
36.5%
5.5%
13.0%
0
600
1200
1800
2400
Remainder
2006
2007 2008 2009 2010 2011and
Beyond
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
Total Square Feet Expiring % of Total Portfolio

| 32
Full Year – In Millions
Flagler 2006 Outlook¹
Realty Rental
Revenues
Realty Rental Operating Profit
before Depreciation &
Amortization*
(1) Excludes impact to be recorded in 2006 related to Hurricane Wilma
* See page 36 for reconciliation of non-GAAP measures
5 - 11%
$87.4
$92-$97
Realty Rental
Operating Profit
4 - 9%
$58-$61
$55.8
$27.6
$27-$30
2005 2006
2005 2006 2005
2006

| 33
0
10
20
30
40
50
60
70
80
90
100
110
120
130
140
2002 2003 2004 2005 2006
Outlook*
Existing Operating Properties Infrastructure
Investments in Joint Ventures Acquisition
New Building Construction
$27.0
$75.0
$80.0
$132.7
$100-$120
(in millions)
Flagler Capital Investments
* Excludes land acquisition capex

| 34
Condensed Consolidated Statements of Cash Flows
0 (0.1) Other
0 0.2 Investment by minority interest
0 (6.3) Investments in joint ventures
0 (65.5) Acquisition of Codina Group
$49.7 $ 9.0 Cash and cash equivalents at end of period
126.1 76.0 Cash and cash equivalents at beginning of period
(76.4) (67.0) Net decrease in cash and cash equivalents
(1.8) (25.2) Net cash used in financing activities
4.2 11.1 Other
(3.6) (4.5) Payment of dividends
(2.4) (32.4) Payment of debt, net of borrowings
Cash flows from financing activities
(117.5) (90.4) Net cash used in investing activities
6.8 57.0 Proceeds from disposition of assets
(124.3) (75.5) Purchases of properties
Cash flows from investing activities
$ 39.3 $48.6 Net cash generated by operating activities
2005 2006 (in millions)
Six Months Ended
June 30

| 35
Looking Forward
.
• Florida economy remains strong
• Strategic position provides strong competitive advantage
• Expect record results for Railway and rental properties
• Railway management team focused on a safe, profitable
railway
• Real estate team focused on capturing demand and
maximizing property values through entitlement process
• Codina acquisition enhances our real estate capabilities,
adds to asset base and strengthens our team

| 36
Reconciliation of Non-GAAP
to GAAP Measures
$13.5
7.2
6.3
$21.3
5.4
$15.9
Q205
$14.3
7.4
6.9
$25.7
5.5
$20.2
Q206
$85.5 $67.5 $62.6 $59.9
Railway Segment’s
operating profit before
depreciation
$58-$61 $55.8 $44.8 $40.1 $38.8
Rental properties’
operating profit before
D&A expense
31 28.2 $23.1 22.3 20.6
Rental properties’
D&A
expenses
$27-30 $27.6 $21.7 $17.8 $18.2
Flagler’s rental
properties’
operating
profit
$74-77
Outlook
2006
21.8
$63.7
2005
Railway Segment’s –
depreciation expense
Railway Segment’s
operating profit
(in millions)
17.7
$42.2
2002
19.6
$43.0
2003
20.2
$47.3
2004